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                          MFS(R) MUNICIPAL INCOME FUND

                      Supplement to the Current Prospectus


The description of portfolio manager under the "Management of the Fund Investment Adviser" section is hereby revised as follows: Effective March 4, 1998, John P. Kihn is the portfolio manager of the Fund. Mr. Kihn, a Vice President of the Adviser, has been employed as a portfolio manager with the Adviser since October, 1997. From 1996 to 1997, he worked as a Senior Quantitative Analyst and Vice President of Putnam Investment Management, Inc.; from 1992 to 1996, he attended the London School of Economics where he was awarded a doctorate in Finance; and from 1994 to 1995, he was an associate portfolio manager with Colonial Management Associates, Inc.

                 The date of this Supplement is March 4, 1998.